COLUMBUS MCKINNON CORPORATION 2016 LONG TERM INCENTIVE PLAN FISCAL YEAR [______] NONQUALIFIED STOCK OPTION AWARD The Columbus McKinnon Corporation, a New York corporation (the “Company”), pursuant to action of the Compensation and Succession Committee (the “Committee”), has approved the grant to you of an option to purchase shares of Company Stock (common shares, par value $.01 per share) on the terms and subject to the conditions set forth in the Columbus McKinnon Corporation 2016 Long Term Incentive Plan (the “Plan”) and in this Nonqualified Stock Option Award Agreement (the “Award Agreement”). Unless otherwise specified, capitalized terms shall have the meanings specified in the Plan. The terms and conditions of the Plan are incorporated by reference and govern except to the extent that this Award Agreement provides otherwise. Recipient: [____________________________] Grant Date: [____________________________] Award Number: [____________________________] Award Shares: [____________________________] Option to purchase shares of Company Stock Exercise Price: [____________________________] Per share of Company Stock Vesting Schedule: Shares Vest Date [____________________________] [____________________________] [____________________________] [____________________________] [____________________________] [____________________________]

By accepting this Nonqualified Stock Option Award and any shares of Company Stock issued pursuant to the exercise of the Option, you (“Recipient”) acknowledge receipt of a copy of the Plan. You represent that you have read and understand the terms of the Plan and this Award Agreement, and accept this Nonqualified Stock Option Award subject to all such terms and conditions. You also acknowledge that you should consult a tax advisor regarding the tax aspects of this Nonqualified Stock Option Award and that you are not relying on the Company for any opinion or advice as to personal tax implications of this Nonqualified Stock Option Award. At the direction of the Chairman of the Compensation and Succession Committee, this Nonqualified Stock Option Award has been executed by the Compensation and Succession Committee of the Company to be effective as of the Grant Date specified hereon.

TERMS AND CONDITIONS I. Grant of Option. The Company, as a matter of separate inducement and not in lieu of any salary or other compensation for your services, hereby grants to you as of the Grant Date indicated above, the right and option (the “Option”) to purchase, in accordance with the terms and conditions set forth in the Plan, but subject to the limitations set forth herein and in the Plan, an aggregate number of shares of the Company Stock (the “Award Shares”) and at a price per Award Share as indicated above as the Exercise Price, such option price being, in the judgment of the Committee, not less than one hundred percent (100%) of the fair market value of such Award Share as of the Grant Date. For US tax purposes, to the extent applicable, the Option is a Non-Qualified option and is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. II. Vesting of Option. (a) Vesting Dates and Amounts. Subject to the other provisions and limitations of the Plan, the Options awarded under this Award Agreement will vest and become exercisable with respect to the vesting schedule on page 1 of this Award Agreement (the “Vesting Dates”) if Recipient remains continuously employed by the Company and/or a termination of employment for Retirement, as defined by the Plan. (b) Cumulative Effect of Vesting. The right to purchase Award Shares shall be cumulative so that when the right to purchase any Award Shares has vested under clause (a) of this Section, such Award Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. (c) Fractional Shares. In no event shall you exercise this Option for a fraction of an Award Share or for an aggregate exercise price of less than [$2,500]. (d) Minimum Exercise. No fewer than [100] Award Shares may be purchased at any time, unless the number purchased is the total number at the time exercisable under the Option. (e) Term of Options. The Options granted pursuant to this Award Agreement shall expire on the tenth (10th) anniversary of the Grant Date unless such Options sooner expire or are exercised or forfeited as provided herein.

III. Effect of Termination of Employment. (a) Unless the Committee shall determine otherwise, in the event that the employment of Recipient with the Company or a Subsidiary or any Affiliate shall terminate for any reason other than Cause, Retirement, Disability or death : (i) Options granted to Recipient, to the extent that they were vested and exercisable at the time of such termination, shall expire at the close of business on the 30th day following the later of (A) the date of such termination or (B) the date on which any period, as determined by the Committee in a reasonable manner, which prohibits Recipient from trading in securities of the Company due to Recipient’s knowledge of material non-public information ends; and (ii) Options granted to Recipient, to the extent that they were not vested and exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term. (b) Unless the Committee shall determine otherwise, in the event that the employment of Recipient with the Company shall terminate on account of the Disability or death of Recipient: (i) all Options granted to Recipient, to the extent that they have not otherwise expired, will become vested and exercisable at the time of such termination, and (ii) such Options shall remain outstanding and exercisable until the first (1st) anniversary of such termination, on which date they shall expire at the close of business. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its original term. (c) In the event of the termination of Recipient’s employment at a time of Retirement and other than for Cause, provided that Recipient has provided Company with three (3) month notice prior to the date of such Retirement of Recipient’s intent to retire, (i) all Options granted to Recipient, to the extent they have not otherwise expired, will continue to be and become exercisable as provided in this Award Agreement as if Recipient continued to be employed by Company and (ii) all Options shall expire on the fifth (5th) anniversary of such date of termination at the close of business. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its original term. IV. Effect of Change in Control. (a) If Option is Assumed by a Successor Entity. Unless the Committee determines otherwise, upon the occurrence of a Change in Control, if the Option is Assumed (as defined below) by the entity effecting the Change in Control (or a successor or parent corporation), the Option will vest as provided in Section 2 or, if earlier, will become fully vested upon the termination of Recipient’s employment within 24 months following the occurrence of a Change in Control (as defined below), if such termination is not (i) due to Recipient’s death, Disability, or Retirement, (ii) a termination by the Company for Cause or (iii) a voluntary termination by Recipient absent Good Reason. Any Options that were or became vested on the date of such termination of employment shall be exercisable until the earlier of six

(6) months following Recipient’s termination of employment and the expiration date of the Option. (b) If Option is Not Assumed by a Successor Entity. Unless the Committee determines otherwise, upon the occurrence of a Change in Control, if the Option is not Assumed by the entity effecting the Change in Control (or a successor or parent corporation), the Option will become fully vested on the date of the Change in Control. For each Option covered by this Award Agreement which then has not otherwise expired, Recipient will receive a payment equal to the excess, if any, of the consideration (consisting of cash or other property (including securities of a successor or parent corporation)) which holders of Company Stock received (or will receive) in the Change in Control transaction over the exercise price specified in this Award Agreement. Such payment shall be made in such form (cash and/or stock) as specified by the Committee on or before the 15th day of the 3rd month following the taxable year of Recipient in which occurs the Change in Control. (c) Assumed by a Successor Entity. For purposes of this Award Agreement, an Option will be considered assumed (“Assumed”) if the following conditions are met: 1. Options are converted into a replacement award in a manner that complies with Section 409A of the Internal Revenue Code of 1986, as amended. 2. The replacement award contains provisions for scheduled vesting and treatment on termination of employment (including the definition of Cause and Good Reason) that are no less favorable to Recipient that those in this Award Agreement, and all other terms of that replacement award (other than the security and number of shares represented by the replacement award) are substantially similar to those of this Award Agreement. 3. The security represented by the replacement award is of a class that is publicly held and widely traded on an established stock exchange. V. Cause. For the purpose of this agreement, “Cause” shall mean, unless otherwise specified in an applicable employment agreement between the Company and Recipient, with respect to any Recipient, as determined by the Committee in its sole discretion: (a) Willful Serious Act - Commission of a willful serious act, such as embezzlement, against the Company which is intended to enrich Recipient at the expense of the Company; (b) Conviction - Conviction of a felony involving moral turpitude; or (c) Misconduct - Any willful, gross neglect or willful, gross misconduct resulting in either case in material harm to the Company, or a violation of the Company’s Code of Conduct. For purpose of this Section 5 no act, or failure to act, on Recipient’s behalf will be deemed “willful” unless done, or omitted to be done, by Recipient not in good faith and without reasonable belief that Recipient’s action or omission was in the best interest of the Company. VI. Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without express written consent, the occurrence before or after (and reasonably connected to) a Change in Control of the Company of any of the following circumstances provided that Recipient gives a Notice of Termination to the Company describing the occurrence of the circumstance within ninety (90) days after the circumstance occurs and the Company fails to substantially correct the circumstance within 30 days after of such Notice of Termination is given: (a) Material Reduction in Base Pay - a material reduction by the Company in Recipient’s annual base salary as in effect on the date hereof or as the same may be increased from time to time; (b) Reduction in Target Annual Direct Compensation - a reduction in Recipient’s Target Annual Direct Compensation. For this purpose, “Target Annual Direct Compensation” means the sum of Recipient’s Base Pay, target annual incentive opportunity, and the annualized value of the most recent long- term incentive award approved by the Compensation and Succession Committee of the Board prior to the Change in Control. For purposes of measuring annualized long-term incentives, the awards shall be measured on their date of grant using reasonable assumptions, including, but not limited to, fair value principles such as those identified in Financial Accounting Standards Board Accounting Standards Codification Topic 718; the value of such awards shall be annualized over the frequency of their grant; (c) Reduction in Benefits - the failure by the Company to continue in effect any investment plan, retirement plan, savings plan, supplemental retirement plan, deferred compensation plan, supplemental investment plan, life insurance plan, health and accident plan, disability plan or other welfare benefit plan in which Recipient was participating at the time of the Change in Control (or plans providing Recipient with substantially similar benefits), the taking of any action by the Company which would adversely affect Recipient’s participation or materially reduce Recipient’s benefits or value under any of such plans, unless such plans are replaced by plans of at least equivalent value to Recipient; (d) Required Relocation - the Company's requiring Recipient to be based at a Company office more than 50 miles farther from Recipient’s principal residence than the Company's offices at which they are principally employed immediately prior to the date of the Change in Control except for required travel on the Company's business to an extent substantially consistent with present business travel obligations; (e) Failure to Pay Compensation - the failure by the Company to pay to Recipient any portion of their current compensation within seven (7) days of the date such compensation is due or any portion of their compensation under any deferred compensation program of the Company within thirty (30) days of the date such compensation is due; (f) Failure to Comply with Employment Termination Procedure - any purported termination of Recipients employment that is not effected pursuant to a Notice of Termination. “Notice of Termination” shall mean a Notice that shall indicate a specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Recipient’s employment under the provision so indicated; or (g)Diminution of Position etc. - the assignment to Recipient of any duties or responsibilities, or the removal from Recipient of any duties or responsibilities, that constitutes a material diminution of their position, duties, responsibilities or status as in effect preceding such Change in Control. Recipient’s right to terminate their employment pursuant to this Section shall not be affected by their incapacity due to physical or mental illness. Subject to the requirement that Recipient gives a Notice of Termination to the Company within 90 days after the occurrence of a circumstance constituting Good Reason, continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. VII. Non-Transferability of Option. This Option is not transferable by Recipient other than by will or the laws of descent and distribution, and is exercisable, during lifetime, only by Recipient. This Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect. However, the Committee may, in its sole discretion, permit a transfer of this Option to (i) your Immediate Family Members (as defined in the Plan) or (ii) a trust for the exclusive benefit of your Immediate Family Members. VIII. Exercise of Option. (a) Purchasing of Shares - Any exercise of the Option shall be done by the delivery to the Secretary of the Corporation (or such other person as the Secretary may designate) no less than one day and no more than ten business days prior to the proposed date of exercise (or by the completion of such other administrative exercise procedures as the Committee may require from time to time) of 1. a written notice stating the number of Award Shares to be purchased pursuant to the exercise of the Option and the proposed date of exercise 2. payment in full for the Exercise Price of the Award Shares to be purchased shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank

IX. Withholding Taxes. As provided in the Plan, the Company may withhold or cause to be withheld from sums due or to become due to Recipient from the Company or a cashier’s check or wire transfer; (ii) subject to the approval of the Committee, by Recipient tendering (either actually or by attestation) owned and unencumbered Award Shares which have been held by Recipient for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) by means of a broker assisted cashless exercise procedure complying with applicable law, and (iv) by such other provision as the Committee may from time to time authorize. Any payment in Award Shares shall be effected by the delivery of such shares to the Secretary (or the Secretary’s designee) of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary (or the Secretary’s designee) of the Company shall require; 3. any written statements or agreements required pursuant to the Plan; and 4. satisfaction of the tax withholding provisions of Section 18 of the Plan. (b) Legends - If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the Award Shares purchased pursuant to the exercise of this Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or in respect of such laws. Further, Recipient acknowledges that the Company may endorse a legend upon the certificate evidencing the Award Shares as the Company, in its sole discretion, determines to be necessary and appropriate to implement the terms of the Plan (c) Investment Intent – Recipient covenants and agrees with the Company that if, at the time of exercise of this Option, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the “Act”), which Registration Statement shall have become effective and shall include a prospectus which is current with respect to the Award Shares subject to this Option (i) that Recipient will represent that Recipient is purchasing the Award Shares for Recipient’s own account and not with a view to the resale or distribution thereof and (ii) that any subsequent offer for sale or sale of any such Award Shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the Award Shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, Recipient shall, if requested by the Company, prior to any offer for sale or sale of such Award Shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption.

Subsidiary or any Affiliate an amount necessary to satisfy its obligation (if any) to withhold taxes as well as social insurance contributions or National Insurance Contributions, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the grant, vesting or exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option (“Tax Obligations”). The Option is not exercisable unless the Tax Obligations of the Company or a Subsidiary or any Affiliate are satisfied. The Company may require Recipient to reimburse the Company in such amount and may make such reimbursement a condition to the delivery of the Award Shares pursuant to the exercise of this Option. Recipient acknowledges that the ultimate liability for all Tax Obligations legally due by Recipient is and remains Recipient’s responsibility and that the Company (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option and (b) does not commit to structure the terms of the grant or any other aspect of the Option to reduce or eliminate Recipient’s liability for Tax Obligations. X. Agreement Subject to the Plan. This Award Agreement is subject to, and Recipient and the Company will both be bound by, all terms, conditions, limitations and restrictions contained in the Columbus McKinnon Corporation 2016 Long Term Incentive Plan, which shall be controlling in the event of any conflicting or inconsistent provisions. XI. Stock Ownership Required. Recipient understands that any award earned as part of this Nonqualified Stock Option Award Agreement is subject to the terms and conditions of the Company Stock Ownership Requirements. XII. Claw back Policy. Recipient understands that any award earned as a part of this Nonqualified Stock Option Award Agreement is subject to the terms and conditions of the Company Clawback Policy in effect at the time awards are vested. XIII. Adjustments. In the event of a stock split, a stock dividend or a similar change in the Company Stock, the number of Award Shares subject to this Award Agreement will be adjusted pursuant to the provisions of the Plan. XIV. Service Conditions. In accepting the Option, Recipient acknowledges and agrees that: (a) Any notice period mandated under applicable law shall not be treated as service for the purpose of determining the vesting of the Option; and Recipient’s right to vesting of Award Shares in settlement of the Option after termination of service, if any, will be measured by the date of termination of Recipient’s active service and will not be extended by any notice period mandated under applicable law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether Recipient’s service has terminated and the effective date of such termination.

(b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Award Agreement. (c) The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past. (d) All decisions with respect to future Option grants, if any, will be at the sole discretion of the Company. (e) Recipient’s participation in the Plan shall not create a right to further service with the Company or another Subsidiary or any Affiliate and shall not interfere with the ability of the Company or another Subsidiary or any Affiliate to terminate Recipient’s service at any time, with or without cause, subject to applicable law. (f) Recipient is voluntarily participating in the Plan. (g) The Option is an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to the Company or any Subsidiary or any Affiliate, and which is outside the scope of Recipient’s employment contract, if any. (h) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service options, pension or retirement benefits or similar payments. (i) In the event that Recipient is not an employee of a Subsidiary or any Affiliate, the Option grant will not be interpreted to form an employment contract or relationship with a Subsidiary or any Affiliate. (j) The future value of the underlying Award Shares is unknown and cannot be predicted with certainty. The value of the Award Shares may increase or decrease. (k) No claim or entitlement to compensation or damages arises from termination of the Option or diminution in value of the Option or Award Shares and Recipient irrevocably releases the Company or a Subsidiary or any Affiliate from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Award Agreement, Recipient shall be deemed irrevocably to have waived Recipient’s entitlement to pursue such a claim. XV. Electronic Delivery of Signatures. Recipient hereby consents and agrees to electronic delivery of any Plan documents, proxy materials, annual reports and other related documents. If the Company establishes procedures for an electronic signature system for delivery and acceptance of Plan documents, Recipient hereby consent to such procedures and agree that Recipient’s electronic signature is the same as, and shall have the same force and effect as a manual signature. Recipient also consents and agrees that any such procedures and delivery may be effected by a third party engaged by the Company to provide administrative services related to the Plan. Recipient agree that the foregoing online or electronic participation in the Plan shall have the same force and effect as documentation executed in hardcopy written form.